Hotchkis & Wiley Funds

Supplement dated December 31, 2013 to the Prospectus dated August 29, 2013 of:

Diversified Value Fund
Large Cap Value Fund
Mid-Cap Value Fund
Small Cap Value Fund
Global Value Fund
Value Opportunities Fund
Capital Income Fund
High Yield Fund

Effective January 1, 2014, the Prospectus is revised as follows:

On page 51, the table within the Management Team section of the Prospectus is supplemented as follows:

Investment Team Member	Primary Role	Title and Recent Biography

Richard Mak, CFA
Jointly and primarily responsible for day-to-day management of the High Yield Fund.  He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Portfolio Manager of Advisor (since 2013). Senior Vice-President, High Yield Portfolio Manager/Credit Analyst at PIMCO (2007 – 2013).

The following replaces the “Small Cap Value Fund – Limited Availability” section on page 45 of the Prospectus.

LIMITED AVAILABILITY

Effective November 1, 2013, the availability of the Small Cap Value Fund to new investors is limited.  Effective March 1, 2014, the availability of the Mid-Cap Value Fund to new investors is limited.  The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below. Unless specified below, each new investor in the Funds must meet one of the eligibility requirements set forth below.

If you are or were a shareholder of the Small Cap Value Fund as of October 31, 2013 or the Mid-Cap Value Fund as of February 28, 2014, and continue to be a shareholder, you may make additional investments in the Funds and reinvest your dividends and capital gain distributions in the Funds, unless the Advisor considers such additional purchases to be not in the best interests of the Funds and their other shareholders. An employee benefit plan that is a shareholder of the Funds may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

You may open a new account in the Small Cap Value Fund or the Mid-Cap Value Fund only if that account meets the Funds’ other criteria (for example, minimum initial investment) and:
•
you are already a shareholder in the Fund (in your own name or as beneficial owner of shares held in someone else's name) (for example, a nominee, custodian or omnibus account holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another customer, but the investor would be eligible to open a new account in that Fund);

•
you receive shares of the Fund as a gift from an existing shareholder of the Fund (additional investments generally are not permitted unless you are otherwise eligible to open an account under one of the other criteria listed);

•
you are transferring or "rolling over" into a Fund IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

•
you are purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with the Trust or the Distributor and the Trust or the Distributor has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

•
you are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund;

•
you are a registered investment advisor who has at least $250,000 of client assets invested with the Fund or at least $5,000,000 of client assets invested with the Advisor or the Funds at the time of your application;

•
you are a client of the Advisor or you have an existing business relationship with the Advisor and, in the judgment of the Advisor, your investment in the Fund would not adversely affect the Advisor's ability to manage the Fund;

•	you are a Trustee or officer of the Trust, or a partner or employee of the Advisor or its affiliates, or a member of the immediate family of any of those persons;
•
you are a client of an asset allocation program offered by certain broker dealers who have selected the Fund as part of their discretionary models. These programs must be pre-approved by the Advisor to purchase the Fund;

•	you are exchanging shares into an existing Fund account; or
•	you are a retirement plan in the process of funding or making fund selections at the close date. These accounts must be pre-approved by the Advisor.

The Funds may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in the Funds. The Funds may permit you to open a new account if the Funds reasonably believe that you are eligible. The Funds also may decline to permit you to open a new account if the Funds believe that doing so would be in the best interests of the Funds even if you would be eligible to open a new account under these guidelines.

The Funds’ ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE

Hotchkis & Wiley Funds

Supplement dated December 31, 2013 to the Statement of Additional Information (“SAI”) dated August 29, 2013

Effective January 1, 2014, the following tables from the “Management, Portfolio Managers” section of the SAI pages 30 and 32, respectively, relating to other accounts managed and beneficial ownership of fund shares are supplemented with the addition of Mr. Mak as follows:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Mak*	0 $0	0 $0	3 $340 million	0 $0	0 $0	0 $0

Fund Name	Name of Portfolio Manager	Dollar Range of Shares Owned

High Yield Fund	Richard Mak	$50,001 - $100,000*

*Information provided regarding Mr. Mak is as of December 31, 2013.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE